Exhibit 10.4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment 21
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into as of (enter date to be signed here by both parties here) between Spirit AeroSystems, Inc., a Delaware Corporation (“Seller”) and The Boeing Company, a Delaware Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to jointly as “Parties” hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).
Recitals

A.
Boeing and Spirit (the “Seller”) are parties to the Special Business Provisions MS-65530-0016, dated June 16, 2005 (the “SBP”), and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (the “GTA”) (collectively, the “Sustaining Agreement”), and including any Amendments to the GTA and the SBP.

B.    The Parties now desire to amend SBP Attachment 27 as specified below.
Amendments

1)
The text of SBP Attachment 27 Section 3.1.1 is hereby stricken in its entirety and replaced with the following: “The work depicted in the current revision of the 737 MAX Configuration Control Document (CCD) [*****] for 737-8, [*****] for 737-7, [*****] for 737-9, [*****] for MAX 200, and [*****] for MAX BBJ8 Fuselage, Propulsion and Wing Statements of Work.”

2)
The text of SBP Attachment 27 Section 5.1.1 is hereby stricken in its entirety and replaced with the following: “Boeing will reimburse Seller for all costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to [*****], including, but not limited to, [*****], all as set forth in Exhibit [E].

3)
The text of SBP Attachment 27 Section 5.1.2 is hereby stricken in its entirety and replaced with the following: “Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7, -8, -9, MAX 200, and MAX BBJ8 (stress engineering only) [*****], for the [*****] period preceding the month of invoice and for other agreed to costs that have not been previously invoiced ([*****] invoice to be submitted upon signature of this MOA).

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Define statements of work.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737-8 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-8 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-8 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-8 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX 200 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX 200 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX 200 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX 200 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ8 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ8 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ8 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ8 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
*BBJ8 Define statement of work is limited to “Stress Engineering Only”
Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Build statements of work.
737-8 Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-8 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-8 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-8 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-7 Fuselage Non-Recurring Non-Tooling Build PO XXXXX item XX
737-7 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-7 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-7 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX
MAX 200 Fuselage Non-Recurring Non-Tooling Build PO XXXXX item XX

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

MAX 200 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
MAX 200 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
MAX 200 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX
IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the last date of signature set forth below.
The Boeing Company    Spirit AeroSystems, Inc.
By:    /s/ David J. Blaylock     By:     /s/ Ryan Grant -
Name:    David. J. Blaylock        Name: Ryan Grant
Date:    May 9, 2016    Date:        May 9, 2016
Title:    Procurement Agent        Title: Contracts Administrator